Commitments, Contingencies and Tax Obligation	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure
13.	Commitments, Contingencies and Tax Obligation

Lease Commitments

The Group leases two premises in South Africa under operating leases. One location is an office facility and the other is a workshop. The office facility lease was originally scheduled to expire on April 30, 2012 with a monthly rent of $4,689 but has been renegotiated to extend the lease term to February 28, 2014 at a monthly rent of $2,677 for the first year and $2,946 for the second year. The lease for the Group’s workshop facility originally expired on April 30, 2012 with a monthly rent of $2,460. This lease term was then extended to November 30, 2012 and has been extended again to September 30, 2013 with a monthly rent of $2,595 through April 30, 2013 and a monthly rent of $2,855 thereafter. In addition to the payments required under the preceding leases, payments are made for space rentals on an as-needed basis. The total rent expense for the years ended December 31, 2012 and 2011 and for the period from inception to December 31, 2012 was approximately $76,000, $89,000 and $777,000, respectively. Rent expense is included in general and administrative expenses in the accompanying consolidated statement of operations.

The future rent commitments under the above leases are as follows:

2013	$62,756
2014	5,891
$68,647

Payroll Commitments

The Group’s employees in South Africa have employment contracts that provide for one month of notice before the employee can be terminated. As of December 31, 2012, the total monthly salary commitment applicable to these employees was approximately $19,000.

Payroll Tax Obligation

During February 2012, SPM received notification from the South African Revenue Service regarding unpaid payroll taxes of approximately $185,000. SPM requested additional time to arrange a payment plan that is suitable to both parties and has commenced making monthly payments against this balance. During the Company’s review of this matter, it was discovered that an additional amount of tax was due of approximately $62,000. During the year ended December 31, 2012, the Company has accrued approximately $42,000 of interest on this liability and has made payments of approximately $102,000 towards the balance due. At December 31, 2012 and 2011, the unpaid balance of this liability was approximately $187,000 and $185,000, respectively and is included in accounts payable and other current liabilities in the accompanying consolidated balance sheets.

Employment and Consulting Agreements

The Group has entered into agreements to secure the services of three executives. These agreements provide for annual compensation and require a termination notice period by the Group of three months. The Executives are all stockholders of the Group.

The total compensation of these executives for the years ended December 31, 2012 and 2011 and for the period from inception to December 31, 2012 was approximately $1,086,000, $1,325,000 and $5,092,000, respectively. These amounts are included in general and administrative expenses.

During March 2012, the Group entered into additional agreements with unrelated third party consultants. These agreements can be terminated by either party with between two weeks and thirty days written notice or immediately if for cause. The amounts due to these consultants are approximately $32,500 per month.